Earnings Per Share	12 Months Ended
Dec. 31, 2015
Earnings Per Share [Abstract]
Earnings Per Share
Earnings Per Share
Basic EPS is computed by dividing net income (loss) by the weighted-average number of shares of common stock outstanding during the period. Diluted earnings per share takes into account the dilutive effect of potential common stock that could be issued by the Company in conjunction with stock awards that have been granted to directors and employees. The following is a calculation of the basic and diluted weighted-average number of shares of common stock outstanding and EPS for the years ended December 31, 2015, 2014 and 2013. As indicated in Note 1, our corporate reorganization was considered a transaction amongst entities under common control. Therefore, the weighted average shares used in our EPS calculation assume that the Rice Energy Inc. corporate structure was in place for all periods presented.

	Year Ended December 31,
	2015	2014	2013
Income (loss) (numerator):
Net (loss) income attributable to Rice Energy (in thousands)	$(291,336)	$218,454	$(35,776)

Weighted-average shares (denominator):
Weighted-average number of shares of common stock - basic	136,344,076	128,151,171	80,441,905
Weighted-average number of shares of common stock - diluted	136,344,076	128,225,155	80,441,905

(Loss) earnings per share:
Basic	$(2.14)	$1.70	$(0.44)
Diluted	$(2.14)	$1.70	$(0.44)

For the year ended December 31, 2015, 133,611 shares attributable to equity awards were not included in the diluted earnings per share calculations as the Company incurred a net loss for the period presented. For the year ended December 31, 2013, 1,671,800 shares attributable to equity awards were not included in the diluted earnings per share calculation as the Company incurred a net loss for the period presented.
The impact of the Partnership’s dilutive units did not have a material impact on the Company’s earnings per share calculation at December 31, 2014.